SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934 (Amendment No.       )

Filed by the Registrant[ x] Filed by a Party other than the Registrant[ ] Check the appropriate box:

[x] Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12

TITAN TECHNOLOGIES, INC.
 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant) payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2) of Schedule 14A. Paid by electronic transfer.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:


2) Aggregate number of securities to which transaction applies:


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


4) Proposed maximum aggregate value of transaction:


5) Total fee paid:
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: .........................
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:



                                PROXY STATEMENT

                            TITAN TECHNOLOGIES, INC.
                             3206 Candelaria, N.E.
                         Albuquerque, New Mexico 87107

                        PERSONS MAKING THIS SOLICITATION

The Board of Directors (the "Board") of Titan Technologies, Inc. (the "Company") solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held on December 30, 1998, at the Clubhouse Inn, 1315 Menaul Blvd., N.E.. Albuquerque, New Mexico 87107, at 10:00 a.m., New Mexico time, and at any postponement(s) or adjournment(s) of the Annual Meeting.

                             METHOD OF SOLICITATION

Solicitation will be made primarily by mail, commencing on or about November 28, 1998, but may also be made by telephone or oral communications by directors, officers and employees of the Company. The Company estimates that the total amount to be spent in connection with this solicitation, excluding salary paid to officers and regular employees, will be $10,000 has been spent through the date of mailing of this proxy material to you. The Company will pay all costs of all solicitation efforts.

                       PROXIES AND VOTING AT THE MEETING

There are 25,180,411 shares of common stock issued and outstanding. A majority of the shares, counted in the aggregate, must be represented in person, or by proxy at the Annual Meeting in order to hold the Annual Meeting. Only shareholders of record at the close of business on November 18, 1998, are entitled to vote at the Annual Meeting. Because many shareholders cannot attend the Annual Meeting, a large number must be represented by proxy. Shareholders are encouraged to sign and return their proxies promptly, indicating the manner in which they wish their shares to be voted. The proxy agents will vote the shares represented by the proxies according to the instructions of the persons giving the proxies. Unless other instructions are given, votes will be cast:

1. For the election of Management's three nominees for election to the Board of Directors presented later in this Proxy Statement. To be elected as a director, a nominee must receive the votes of a majority of the shares represented at the Meeting. Each Management Nominee has affirmed his availability and willingness to serve as a Company director when elected. If, for any reason, any of the nominees become unavailable for election, which the Board does not anticipate, the proxies will be voted for a substitute nominee to be designated by the Board.

2. For the ratification and approval of five stock purchase options granted to three employees and to Dr. Allred and to Mr. Wilder for the purchase of Company's common stock. The stock options must be approved by a majority of the issued and outstanding shares in order to become effective.

3. For the transaction of such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) of the Annual Meeting. The approval by a majority of the shares present at the meeting, in person and by proxy, is required to pass such business.

To be elected, nominees for seats on the Board of Directors must receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting. To be passed, any other item that comes before the shareholders must also receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting.

Election inspectors will be appointed at the meeting. Such Inspectors will determine the validity of proxies and will receive, canvas and report to the meeting the votes cast by the shareholders on each item brought before the shareholders for vote. No shares of the Company's stock can be voted by any person who is not the record owner or voting under authority granted by the record owner. All returned proxies are counted toward the required quorum or the required majority of shares present at the meeting for election of directors. If any shareholder returns a proxy without indicating his directions whether the proxy should be voted for or against any item or voted for or withheld from voting on any item, the proxy will be voted by the proxy agents FOR Management's Nominees for director, FOR ratification and approval the grant of stock options and, in the agents' discretion, on any other matter coming before the meeting.

Any Shareholder returning a proxy has the power to revoke that proxy at any time before it is voted, by delivery of a written notice of revocation, signed by the shareholder, to the Secretary of the Company; by delivery of a signed proxy bearing a later date; or by attending the Annual Meeting and voting in person. Any proxy which is not revoked will be voted at the Meeting.

The Annual Meeting will be conducted in accordance with an agenda which will be conspicuously posted at the Annual Meeting. Participation at the meeting will be encouraged but will be limited to shareholders and holders of valid proxies for shareholders. The Meeting will start promptly at 10:00 a.m.

                             ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect three Directors to each serve until the next annual or special meeting of shareholders at which directors are elected. The Board of Directors of the Company has nominated Ronald L. Wilder, Ronald E. Allred and Jelle deBoer to be Management's slate of candidates. Mr. Wilder and Dr. Allred are current Directors. Dr. de Boer is a former director. The Company's nominees have consented to be nominated and to serve if elected.

                            MANAGEMENT'S CANDIDATES

Ronald L. Wilder, the President and Chief Operating Officer of the Company, is 62 years of age and has been employed by the Company since 1986. Mr. Wilder and another person acted as the Company's board of directors from 1986 until a new slate of directors was elected by the company's shareholders on November 13, 1992. Following the election, the new board of directors voted to retain Mr. Wilder as the Company's President and Chief Operating Officer. Mr. Wilder was a founder of TRTC and serves on TRTC's board of directors. Mr. Wilder attended the University of Southern California from 1954 to 1957 where he studied geology. He served as President and a director of Solar Age Industries, Inc. from 1978 to 1986. Prior to being employed by Solar Age Industries, Inc., Mr. Wilder owned and or operated public or private corporations in the cattle, Indian art and financial service businesses. Since the resignation of Mr. Bruce Clark in April, 1998. Mr. Wilder also serves as the Company's secretary/treasurer and Chief Financial Officer.

Dr. Ronald E. Allred, was elected to the Company's board of directors by the Company's shareholders on November 13, 1992. Dr. Allred is 51 years of age and holds a B.S. degree in Chemistry and a MS degree in Nuclear Engineering from the University of New Mexico and a Sc.D. degree in Polymerics from MIT. He was employed by Sandia National Laboratory as a Technical Staff member from July, 1969 to August, 1986. From December, 1986 to January, 1991, he was employed as the director of the Material Department of PDA Engineering in Costa Mesa California, and since January, 1991 has been owned Adherent Technologies in Albuquerque, New Mexico.

Dr. Jelle deBoer, who is 75 years old, was first elected to the Registrant's board of directors by the Registrant's Directors on January 4, 1994 and served until October 10, 1997; when he resigned because of health matters, which no longer exist. Dr. deBoer holds a B.S. degree in Biology, a M.S. degree in Radiation Biology and a Ph.D. degree in Radiation Biology, as well as specialized courses in Environmental Sciences. Dr. deBoer was employed by the U.S. Air Force for more than 25 years as a Research Scientist.

 No family relationship exists between any of the Company's officers and directors.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The company's Common Stock is its only class of voting securities outstanding. Only shareholders of record at the close of business on the Record Date, will be entitled to vote at the Annual Meeting and at any adjournment thereof. As of the Record Date there were 25,180,411 shares outstanding and entitled to vote at the meeting. Each such share is entitled to one vote on each matter coming before the Meeting.

Security Ownership of Certain Beneficial Owners and Management:
---------------------------------------------------------------

The following table sets forth, as of the Record Date the beneficial ownership of the Company's common stock by each nominee and by all officers and Directors as a group. The information as to beneficial stock ownership is based on data furnished by each person. Each person has sole voting and investment power as to all shares unless otherwise indicated.

NOTE: "Beneficial ownership" of stock, as defined by the Securities and Exchange Commission, includes stock which is not outstanding and not entitled to vote or receive dividends, but which an individual has the right to acquire within 60 days pursuant to a vested stock option. There are no unexercised stock options now held by officers, directors or 5% shareholders that are now issued or outstanding. There are issued and outstanding immediately exerciseable for the purchase 300,000 shares of the Company's common stock (see "Certain Transactions") that have been included in the computation of the percentage of shares that are owned by officers, directors and 5% shareholders. The Company may issue additional stock options in the future as circumstances dictate.

     (1)                   (2)                          (3)               (4)
                    Name and                  Amount and
                    Address of                Nature of
                    Beneficial                Beneficial                Percent
Title of Class      Owner                     Ownership                 of Class
--------------      ----------                ----------                --------

No Par              Ronald L. Wilder          1,350 (direct)*              **
Value Common        3202 Candelaria, N.E.     1,256,500(indirect)***       5.0
                    Albuquerque,
                    New Mexico 87107

No Par              Dr. Ronald E. Allred        226,000 (direct)****       **
value common        9621 Camino del Sol, N.E.
                    Albuquerque,
                    New Mexico 87111

No Par              Jelle deBoer                143,000 (direct)           **
Value Common        1716 Valencia, N.E.
                    Albuquerque,
                    New Mexico 87110

No Par value        Officers and Directors      360,350  (direct)          1.4
Common Stock            (three persons)       1,256,500* (indirect)        5.0
                                              ---------                    ---
                    owned of record           1,686,850                    7.5
                                              =========                    ===

------
* In 1994 Mr. Wilder gave 100,000 shares of the Company's common stock to Mr. Allred and 22,500 shares to four other individuals. These shares that were not at the time deducted from Mr. Wilder's reported share holding and were included therein in error in reports filed by the Company until 1998.
**   Less than one percent.
*** Shares are owned by Mr. Wilder's family members who look to Mr. Wilder for advice in voting their shares.
**** Of this total, 10,000 shares are owned by Dr. Allred's wife.

Other persons owning 5% or more of the Company no par value common stock:
-------------------------------------------------------------------------

The only other persons known by the Company to own 5% or more of its issued and outstanding no par value common stock are the following:

      (1)                 (2)                         (3)               (4)
                   Name and                Amount and
                   Address of              Nature of
                   Beneficial              Beneficial                 Percent
Title of Class     Owner                   Ownership                  of Class
--------------     ----------              ----------                 --------

No Par             Josef  R. Strauss       4,100,000(1)(2)(direct)      16.3
value common       1243 Plumosa Dr.
                   Ft. Myers,
                   Florida 33901

No Par             John Inman and          2,000,000 (direct)            7.9
value common       Cyrene Inman Jtwros
                   700 Mullen Road, N.W.
                   Albuquerque,
                   New Mexico 87123

-------
1) These totals do not reflect an agreement reached with Mr. Strauss whereby the Company will issue Mr. Strauss 1,000,000 shares of common stock in consideration of his canceling a promissory note of $112,000 and accrued interest thereon, nor does it reflect the return by Mr. Strauss of 1,000,000 shares previously issued as a part of an offering that was to have been made outside of the U.S., nor does it reflect the issuance of $1,500,000 shares to be issued to Mr. Strauss in consideration of his agreement that a license covering Europe issued to ESA World was void. Giving consideration of all of those transactions, when completed, Mr. Strauss and certain affiliated company's will own an aggregate of 5,600,000 shares, or approximately 21% of the shares that will then be issued and outstanding.
2) Mr. Strauss denies any affiliation with the Company resulting from his stock ownership.

Meetings of the Board:
----------------------

The Board held four meetings during the last fiscal year and all directors were in attendance at those meetings. The board also acts in an informal way and conducts its business through consent meetings following such telephonic discussions as each director feels may be necessary for him to have an understanding of the proposals to which his consent may be requested. During the last fiscal year, the Directors had no consent meetings.

The Board has no audit, nominating, compensation committee, or other committees.

                             EXECUTIVE COMPENSATION

Over the past three years, the Company's executive officers were paid as follows:

                     Annual Compensation
        ---------------------------------------------------
        (a)                        (b)           (c)
        Name                       Annual
        and                        Compen-
        Principal                  satin
        Position                   Year           Salary($)
        ---------------------------------------------------

        Ronald L. Wilder (1)       1996           $30,000
        President                  1997           $36,000
        and COO                    1998           $36,000

        Bruce L. Clark(1)(2)       1996           $30,000
        Secy., Treas.,             1997           $36,000
        and CFO                    1998           $24,000

1) The Company provides health insurance for Mr. Wilder, and until his resignation for Mr. Clark, and certain employees. The cost of Mr. Wilder's insurance is $324.77 per month; Mr. Clark's was $147.98 per month and the employee cost is $147.98 per month. It is anticipated that these costs will be approximately the same during the current fiscal year.
2) On April 8, 1998, Mr. Clark resigned his positions as an officer and as a director.

There has never been any bonus or long term compensation of any kind to any officer or director.

During the past five years Adherent Technologies, a company owned by Dr. Allred, a director, has received from various contracts with government agencies approximately $2,000,000 as a reimbursement of its expenses for developing the Company's technology. Under the contracts, Adherent is reimbursed its expenses on billing to the government. Other than the benefit that the Company received from the advancement of its technology, which Management believes is significant, it did not participate in any of the grant money.

In the future, the Registrant's employees, including the Registrant's officers, may also receive such bonuses and salary increases as the Board of Directors, in its sole discretion, may award. The Registrant may in the future grant cost-of-living or merit increases, even though such increases are not currently contemplated. The Registrant presently has no retirement, bonus, profit sharing, stock option or other compensation plan. The Registrant may in the future, and with the approval of the Registrant shareholders, establish an Employee Stock Ownership Plan and stock option plan or similar program to benefit its employees. At this meeting of shareholders, the Company is asking the shareholders approval of certain option grants to Mr. Wilder, Dr. Allred and the Company's three employees. The specific terms of any other plan have not presently been determined. Other than what is discussed in this Proxy Statement, the Registrant has no retirement, pension, profit sharing, stock option or similar program for the benefit of its officers, directors or employees, and there are currently no plans, arrangements, commitments or understandings with respect to the establishment of any such program.

                          STOCK PURCHASE OPTION GRANTS

Management is asking that you ratify and approve certain option grants that it has made to certain of its employees and to Dr. Ronald Allred. The Options are each to be effective as of December 9, 1998, the date of the shareholder's meeting. The Company employees who are the beneficiaries of the grants are Mr. Jeff Wilder, the son of Mr. Ronald Wilder, Mr. Dana Finley, the Company's engineer, and Ms. Badria Hinde, the Company's office manager. Each of these people have been full time Company employees for more than the past three years and have devoted extraordinary effort to establish the Company and its business and technology and during their employment have worked for minimal pay. Dr. Allred was granted an option in consideration for all of the effort that he and Adherent Technologies, his company, have devoted both to the development of the Company's technology and to the introduction of prospective licensee's of the technology to the Company. Mr. Wilder was granted an option in consideration for all of effort and tireless belief in the success of the Company for the past ten years, many times during which he forwent his pay. Each option grants the holder the right, for a period of five years from the date of the shareholders meeting , to purchase all or any part of 300,000 shares of the Company's common stock at an exercise price of $0.16 per share, which was the market price for the Company's stock on October 20, 1998. The shareholders are being asked to ratify and approve these grants of options.

To be approved, the Option Grants must receive the affirmative vote of the majority of the Company's issued and outstanding shares. Management recommends that you ratify and approve these option grants to acknowledge to each of these persons the Company's appreciation for their years of devoted service and meaningful contributions of effort to your Company.

                               LEGAL PROCEEDINGS

The only legal proceedings to which the Registrant is a party or of which any of its property is subject, are pending or known to be contemplated are the following:

1. On February 12, 1998, the Registrant filed an action in the United States District Court for New Mexico (Civil Action CV-98-182) against Josef Strauss and Environmental Solutions Agency (a/k/a ESA World Trade), alleging breach of contract, conversion, and breach of oral agreement in connection with contracts and agreements for the sale and/or licensing of the Registrant's TRTC technology and certain geographic marketing rights and raising capital funds for recycling plants in Europe.

2. On May 15, 1998, in the United States District Court for New Mexico (Civil Action CV-98-0580), Josef Strauss, Strauss Investor Services, Inc. (ASIS@) and Environmental Solutions Agency (AESA@) and ESA World Trade, Ltd. (AESA World@), filed an action naming the Company, its subsidiary Tire Recycling Technologies Corporation (ATRTC") and Ronald L. Wilder, the Company's President, defendants alleging that ESA was granted a license within the territory of Europe, Australia, and America, and that Titan and the other defendants marketed, directly or through third parties, the same technology without notifying ESA of the potential customers or licensees.

     These two actions were consolidated.

On October 20, 1998, all of the parties in these actions reached an agreement in settlement of all of the issues raised by each of the complaints. The parties agreed to the following: (1) Mr. Strauss agreed that he would return to the Company 1,000,000 shares of stock previously issued by the Company for sale in Europe; (2) Mr. Strauss agreed that he would cancel the obligation of the Company to him for a promissory note and all accumulated interest in exchange for 1,000,000 shares of the Company's restricted common stock; (3) in exchange for 1,500,000 shares of the Company's common stock the license agreement between the Company and ESA World will be considered void, and because the Agreement was only recently entered into, it has not at the time of this Statement been implemented.

Recently the Company received a demand for money and a threat of litigation from a law firm in California claiming to represent and individual who claims that through a contract with Don won Company, Inc., a Korean corporation, he is entitled to a fee resulting from the sale of a TRTM-60 plant to purchasers located in Taiwan. The Company has asked for additional clarification of the reason for the demand being made upon it, but has not yet received a response.

The Company knows of no other legal proceedings pending or threatened, or judgment against any director or officer of the Registrant in their capacity as such.

                              CERTAIN TRANSACTIONS

1. On April 23, 1998, after the Company found that it was unable to borrow any funds to meet its payroll and other operating costs, sold its truck to Jeff Wilder, the President's son for $16,830 and the forgiveness by Jeff Wilder of one month's salary and four installments of $548.92 and that money was used as corporate working capital. Jeff Wilder granted Tire Recycling Technologies Corp. the right to continue to use the truck for its business purposes and granted Tire Recycling Technologies Corp. the right to repurchase the truck by assuming the amount of the loan and repaying all payments made by Jeff Wilder on the bank note signed by him to finance his purchase of the truck.

2. On October 20, 1998, the Company granted options to purchase shares of its common stock to Jeff Wilder and to Dana Finley, both of whom are full time Company employees. Each option grants the holder the right, for a period of five years from the date of approval of the options by the Company's shareholders, to purchase all or any part of 300,000 shares of the Company's common stock at an exercise price of $0.16, which was the market price for the Company's stock on October 20, 1998. The shareholders are being asked to ratify and approve this grant of options.

3. The Company has granted Dr. Ronald Allred and Ronald L. Wilder each an option to purchase 300,000 shares of the Company's common stock in recognition of the time and effort devoted by Dr. Allred and by Adherent Technology to advancing the Company's technology and to Mr. Wilder for years of service, which has been without significant compensation . The options will be at an exercise price per share of $0.16 and may be exercised at any time or from time to time for all or any part of the shares subject to the grant for a period of five years from the date the option grants are approved by the Company's shareholders. of the grant. The shareholders are being asked to ratify and approve these option grants option.

4. On April 30, 1998, as part of an agreement with two attorneys for representation of the Company in its pending litigation and other matters, the Company granted each of these people a five year option during which they may purchase 150,000 shares of the Company's common stock at an exercise price of $0.26 per share. Shareholders are not being asked to approve this transaction.

5. At the end of the year the Company and ESA Gmbh agreed that 2,000,000 shares of the company's common stock would be exchanged for a 28% interest owned by the Registrant in that foreign corporation. These shares have not yet been canceled, but are considered not to be validly issued or outstanding at this time.

6. Since the end of the fiscal year on July 31, 1998, the Company has privately placed 2,088,000 shares of its common stock for and aggregate consideration of $208,800.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Grant Thornton LLP, certified public accountants, has provided services to the Company during the past fiscal year, which included the examination of the Company's consolidated financial statements included in the Annual Report to Shareholders and Annual Report on Form 10-KSB. A representative of Grant Thornton LLP will be present at the Annual Meeting, will be available to respond to appropriate questions concerning the financial statements of the Company, and will have the opportunity to make a statement if the representative desires to do so.

                    PROXY MATERIALS FOR NEXT ANNUAL MEETING

Shareholder proposals for consideration at the next Annual Meeting, which the company expects to hold in November, 1999, must be received by the Company no later than August 31, 1999. In order for such proposals to be included, they must be legal and must comply with the Rules and Regulations of the Securities and Exchange Commission.

                                 OTHER BUSINESS

The Board knows of no other business which is to be presented at the Annual Meeting. However, if other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on those matters according to their judgment.

By Order of the Board of Directors

Ronald L. Wilder
------------------------------------------------
Ronald L. Wilder, President and Acting Secretary

Albuquerque New Mexico,  November 18, 1998


ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JULY 31, 1998, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S SHARES AS OF THE CLOSE OF BUSINESS ON NOVEMBER 18, 1998. ANY EXHIBIT TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBITS. ANY SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO RONALD L. WILDER, PRESIDENT, TITAN TECHNOLOGIES, INC., 3206 CANDELARIA ROAD, N.E., ALBUQUERQUE, NEW MEXICO 87107.


                                      PROXY

FOR THE ANNUAL/SPECIAL MEETING OF SHAREHOLDERS OF TITAN TECHNOLOGIES., INC. to be held at 10:00 a.m., December 30, 1998, in the Clubhouse Inn, 1315 Menaul Blvd., N.E., Albuquerque, New Mexico 87107. This Proxy is solicited by Management. Management recommends that you vote "YES" for the election of each Management Candidate and AFOR@ ratification and approval of the stock option grants..

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES, RONALD L. WILDER AND RONALD E. ALLRED, and each of them, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all of the stock of Titan Technologies, Inc. owned of record by the undersigned on November 12, 1998, at the Annual Meeting of Shareholders to be held on December 30, 1998, and at any postponement(s) or adjournment(s) thereof.

THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY ME FOR ANY PURPOSE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF RONALD L. WILDER, RONALD E. ALLRED AND JELLE AS THE COMPANY'S DIRECTORS, FOR RATIFICATION AND APPROVAL OF THREE STOCK OPTION GRANTS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER BROUGHT BEFORE THE MEETING.

1.   ELECTION OF DIRECTORS

     MANAGEMENT'S NOMINEES - RONALD L. WILDER - RONALD E. ALLRED - JELLE deBoer

     [  ]  YES: VOTE MY STOCK FOR THE MANAGEMENT'S NOMINEES.

     [  ] NO: WITHHOLD AUTHORITY TO VOTE FOR ALL OF MANAGEMENT'S NOMINEES.

     INSTRUCTIONS: If you do not want your stock voted for any individual listed above, line through that Nominees name.

2.   RATIFICATION AND APPROVAL OF STOCK OPTION GRANTS.

     [  ] FOR RATIFICATION AND APPROVAL OF THE OPTION GRANTS.

     [  ] AGAINST RATIFICATION AND APPROVAL OF THE OPTION GRANTS.

3.   OTHER  MATTERS THAT MAY COME BEFORE THE MEETING:

     If any other matters are properly brought before the Meeting (or any adjournments of the Meeting) in their discretion, the persons named as Proxies or their substitutes are authorized to vote upon such other matters in their discretion.

     [  ] GRANTED

     [  ] WITHHELD

Sign below as your name appears on the label. If there is no label, sign your name as you normally sign your name and date your proxy.


_______________________________________
Signature

DATE  _________________________________, 1998


_______________________________________
Signature of co-owner (if applicable)

DATE  _________________________________, 1998

When signing as attorney, executor, administrator, trustee or guardian, please sign title as such. If a corporation, please sign in full the corporation's name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. If anyone other than the shareholder(s) named on the above label is signing this proxy, indicate the capacity in which you are signing,

PLEASE  MARK,  SIGN,  DATE AND  RETURN  THE PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE. YOUR STOCK CANNOT BE VOTED UNLESS YOU VOTE IN PERSON AT THE ANNUAL/SPECIAL MEETING OR YOU RETURN A SIGNED AND DATED PROXY BY THE TIME OF VOTING AT THE ANNUAL/SPECIAL MEETING.